Chapter 11 Emergence	11 Months Ended
Dec. 31, 2021
Noble Finance Company [Member]
Chapter 11 Emergence
Note 2—Chapter 11 Emergence
On the Petition Date, Legacy Noble and certain of its subsidiaries, including Finco, filed voluntary petitions in the Bankruptcy Court seeking relief under chapter 11 of the Bankruptcy Code. The Plan was confirmed by the Bankruptcy Court on November 20, 2020, and the Debtors emerged from the bankruptcy proceedings on the Effective Date.
On the Effective Date, and pursuant to the terms of the Plan, the Company:

•
Appointed five new members to the Successor’s board of directors to replace all of the directors of the Predecessor, other than the director also serving as President and Chief Executive Officer, who was re-appointed
pursuant to the Plan. Subsequent to the Effective Date, an additional director was appointed.

•	Terminated and cancelled all ordinary shares and equity-based awards of Legacy Noble that were outstanding immediately prior to the Effective Date;

•
Transferred approximately 31.7 million ordinary shares of Noble with a nominal value of $0.00001 per share (“Ordinary Shares”) to holders of Legacy Noble’s then outstanding Senior Notes due 2026 (the “Guaranteed Notes”) in the cancellation of the Guaranteed Notes;

•
Transferred approximately 2.1 million Ordinary Shares, approximately 8.3 million seven-year warrants with Black-Scholes protection (the “Tranche 1 Warrants”) with an exercise price of $19.27 and approximately 8.3 million seven-year warrants with Black-Scholes protection (the “Tranche 2 Warrants”) with an exercise price of $23.13 to holders of Legacy Noble’s then outstanding senior notes (other than the Guaranteed Notes) (the “Legacy Notes”) in cancellation of the Legacy Notes;

•
Issued approximately 7.7 million Ordinary Shares and $216.0 million principal amount of our senior secured second lien notes (the “Second Lien Notes”) to participants in a rights offering (the “Rights Offering”) at an aggregate subscription price of $200.0 million;

•
Issued approximately 5.6 million Ordinary Shares to the backstop parties (the “Backstop Parties”) to a Backstop Commitment Agreement, dated October 12, 2020 (the “Backstop Commitment Agreement”), among the Debtors and the Backstop Parties as Holdback Securities (as defined in the Backstop Commitment Agreement);

•
Issued approximately 1.7 million Ordinary Shares to the Backstop Parties in respect of their backstop commitment to subscribe for Unsubscribed Securities (as defined in the Backstop Commitment Agreement);

•	Issued approximately 1.2 million Ordinary Shares to the Backstop Parties in connection with the payment of the Backstop Premiums (as defined in the Backstop Commitment Agreement);

•
Issued 2.8 million five-year warrants with no Black-Scholes protection (the “Tranche 3 Warrants”) with an exercise price of $124.40 to the holders of Legacy Noble’s ordinary shares outstanding prior to the Effective Date;

•
Entered into a senior secured revolving credit agreement (the “Revolving Credit Agreement”) that provides for a $675.0 million senior secured revolving credit facility (with a $67.5 million sublimit for the issuance of letters of credit thereunder) (the “Revolving Credit Facility”);

•	Entered into an indenture governing the Second Lien Notes;

•	Entered into a registration rights agreement with certain parties who received Ordinary Shares under the Plan (the “Equity Registration Rights Agreement”); and

•	Entered into a registration rights agreement with certain parties who received Second Lien Notes under the Plan.
In addition, Noble entered into an exchange agreement with certain Backstop Parties which provided that, as soon as reasonably practicable after the Effective Date, the other parties to such agreement would deliver to the Company an aggregate of approximately 6.5 million Ordinary Shares issued pursuant to the Plan in exchange for the issuance of penny warrants to purchase up to approximately 6.5 million Ordinary Shares, with an exercise price of $0.01 per share (“Penny Warrants”). This exchange was completed in late February 2021.
Management Incentive Plan.
The Plan contemplated that on or after the Effective Date, the Company would adopt a long-term incentive plan and authorize and reserve 7.7 million Ordinary Shares for issuance pursuant to equity incentive awards to be granted under such plan. On February 18, 2021, the Company adopted the long-term incentive plan and authorized and reserved 7.7 million Ordinary Shares for awards to be granted under such plan.
Sources of Cash for Plan Distribution.
All cash payments made by the Company under the Plan on the Effective Date were funded from cash on hand, proceeds of the Rights Offering, and proceeds of the Revolving Credit Facility.
Reorganization Items, Net
In accordance with ASC 852, any incremental expenses, gains and losses that are realized or incurred as of or subsequent to the Petition Date and before the Effective Date that are a direct result of the Chapter 11 Cases are recorded under “Reorganization items, net.” The following table summarizes the components of reorganization items included in our Consolidated Statements of Operations for the period from January 1, 2021 through February 5, 2021:

	Predecessor
	Noble	Finco
	Period From	Period From
	January 1, 2021	January 1, 2021
	through	through
	February 5, 2021	February 5, 2021
Professional fees (1)	$(28,739)	$(8,095)
Adjustments for estimated allowed litigation claims	77,300	—
Write-off of unrecognized share-based compensation	(4,406)	(4,406)

Gain on settlement of liabilities subject to compromise	2,556,147	2,556,147
Loss on fresh start adjustments	(2,348,251)	(2,348,251)

Total Reorganization items, net	$252,051	$195,395

(1)
Payments of $44.2 million and $7.2 million related to professional fees have been presented as cash outflows from operating activities in our Consolidated Statements of Cash Flows for the period from January 1, 2021 through February 5, 2021 for Noble and Finco, respectively.

Liabilities Subject to Compromise
From the Petition Date until the Effective Date, the Company operated as a debtor-in-possession
under the jurisdiction of the Bankruptcy Court and in accordance with provisions of the Bankruptcy Code. In accordance with ASC 852, on our Consolidated Balance Sheets prior to the Effective Date, the caption “Liabilities subject to compromise” reflects the expected allowed amount of the pre-petition
claims that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. The Company has considered the chapter 11 motions approved by the Bankruptcy Court with respect to the amount and classification of its pre-petition
liabilities. The Company evaluated and adjusted the amount and classification of its pre-petition
liabilities through the Effective Date.